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                                                                   EXHIBIT 10.34

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment"), is made and entered into as of December 12, 1997, by and between SPELLING ENTERTAINMENT GROUP INC. ("Employer") and SALLY SUCHIL ("Employee") with reference to the following facts and circumstances:

     WHEREAS, the parties hereto previously entered into that certain employment agreement, dated as of January 1, 1995 (the "Employment Agreement");

     WHEREAS, the Employment Agreement terminates on December 31, 1997;

     NOW, THEREFORE, Employer and Employee mutually agree to amend the Employment Agreement as follows:

     1. The term of the Employment Agreement shall be extended from January 1, 1998 to January 4, 2000 (the "Extended Term").

     2. From January 1, 1998 to December 31, 1998, Employer shall pay Employee a base salary of Three Hundred Five Thousand Dollars ($305,000), and from January 1, 1999 to January 4, 2000, Employer shall pay Employee a base salary of Three Hundred Twenty Five Thousand Dollars ($325,000), payable on an annualized basis in accordance with Employer's normal practices.

     3. During the Extended Term, Employee shall be paid a monthly car allowance in the amount of Seven Hundred Fifty Dollars ($750).

     4. During the Extended Term, the target for Employee's bonus compensation shall be 30% of Employee's annual Base Salary.

     5. During the Extended Term, Employee's title shall be Senior Vice President - General Counsel, Secretary and Administration.

     6. Except as amended by this Amendment, the Employment Agreement shall not be amended in any respect whatsoever and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SPELLING ENTERTAINMENT GROUP INC.                    SALLY SUCHIL


By:  /s/ Peter H. Bachmann                           /s/ Sally Suchil
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Its:     President
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